UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 28, 2020

TD Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36055	45-4077653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 104, No. 33 Section D,

No. 6 Middle Xierqi Road,

Haidian District, Beijing, China

(Address of Principal Executive Offices)

+86 (010) 59441080

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	GLG	Nasdaq Capital Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Yang An

On July 28, 2020, Ms. Yang An resigned from her position as Chief Financial Officer (“CFO”) of TD Holdings, Inc. (the “Company”) effective immediately. Ms. An’s resignation is not as a result of any disagreement with the Company relating to its operations, policies or practices.

Appointment of Wei Sun

Effective July 28, 2020, the Company’s board of directors (the “Board”) appointed Ms. Wei Sun as CFO of the Company to fill the vacancy created by the resignation of Ms. An.

The biographical information of Ms. Sun is set forth below.

Ms. Wei Sun has served as a director on the Company’s Board since May 14, 2020. She has been serving as the executive director of China National Culture Group Limited in Hong Kong since 2014. From 2011 to 2014, Ms. Sun served as the financial accounting manager of China Highways Holdings Limited in Hong Kong. She obtained her Bachelor’s Degree in English Education from Shanghai International Studies University and her Master’s Degree in Finance from Clark University in 2009.

Ms. Sun does not have a family relationship with any director or executive officer of the Company and has not been involved in any transaction with the Company during the past two years that would require disclosure under Item 404(a) of Regulation S-K.

Ms. Sun also entered into an executive employment agreement (the “Employment Agreement”) with the Company, which sets her annual compensation at $50,000 and establishes other terms and conditions governing her service to the Company. The Employment Agreement is qualified in its entirety by reference to the complete text of the agreement, which is filed hereto as Exhibits 10.1.

Item 9.01	Financial Statement and Exhibits

(d) Exhibits

10.1 Employment Agreement, dated July 28, 2020 by and between the Company and Wei Sun

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TD HOLDINGS, INC.

Date: July 28, 2020	By:	/s/ Renmei Ouyang
	Name:	Renmei Ouyang
	Title:	Chief Executive Officer